SSGA Active Trust

(the “Trust”)

Supplement dated September 4, 2015

to the Trust’s Prospectuses

Effective June 1, 2015, the paragraph entitled “Administrator, Custodian, and Transfer Agent” within the “MANAGEMENT” section in each Prospectus is hereby replaced in its entirety with the following:

Administrator, Sub-Administrator, Custodian and Transfer Agent. The Adviser serves as Administrator for the Funds. State Street, part of State Street Corporation, is the Sub-Administrator for the Funds, the Custodian for each Fund’s assets, and serves as Transfer Agent to the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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